Investor Presentation August 2014 Cira Centre, 2929 Arch Street, 17 Floor, Philadelphia, PA 19104 | 215.243.9000 | rait.com Exhibit 99.1 th

Forward Looking Statements, Non- GAAP Financial
Measures & Securities Offering Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, projected dividends, projected cash available for distribution (“CAD”), projected net income and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words
“may”, “will”, “should”, “potential”, “predict”, “continue”, “project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: our ability to realize the projections related to our future CAD and net income and the underlying assumptions and the risk factors and other disclosure contained in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at
www.rait.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of
RAIT or Independence Realty Trust, Inc. (“IRT”) , a RAIT consolidated and managed multifamily equity REIT.

About RAIT

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company with a vertically integrated platform focused on lending, owning and managing commercial real estate related assets nationwide.
RAIT is organized as an internally-managed REIT with $5.3 billion of assets under management
RAIT’s IPO - January 1998
Focus on delivering strong-risk adjusted returns
Scalable, “in-house”, commercial real estate platform with approximately 700 employees
(includes property management)
Offices - Philadelphia, New York, Chicago, Charlotte
RAIT originated $470.8 million of loans during the six-months ended June 30, 2014 consisting of $288.4 million bridge loans, $165.6 million conduit loans and $16.8 million mezzanine loans
No corporate, unsecured, recourse debt maturities until April 2016
Increased quarterly common dividend to $0.18 for the second quarter 2014 in June 2014 - a 38% increase over the second quarter 2013
Seasoned executive team with strong real estate equity and debt experience

Multi-Strategy Business Approach

COMMERCIAL REAL ESTATE
OWNER & OPERATOR
COMMERCIAL REAL ESTATE
LENDER
ASSET & PROPERTY MANAGER
Commercial
Real Estate Platform
$5.3 Billion
Assets Under Management
As of  June 30, 2014
Maximize value over time
Opportunistic acquisitions
Hedges against inflation
Adds stability to the asset mix
One-source financing option to middle
market: originate, underwrite, close &
service commercial real estate loans
Full service property manager
Asset Manager: S&P & Morningstar
rated primary and special loan
servicer
External advisor to Independence
Realty Trust, Inc. (NYSE MKT: IRT)

Commercial Real Estate Lender

The lending opportunity
Improved lending environment - economy, liquid market, stronger borrowers
Over $1.5 trillion of CRE debt is expected to mature through 2019
(1)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and conduit loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
RAIT’s competitive advantage: uniquely positioned to deliver a one-source financing option to our borrowers - short term, floating rate financing for properties in transition to long term, fixed rate financing for stabilized properties
Active credit and risk management
(1) Trepp , LLC

Commercial Real Estate Lender

Loan Types
Bridge loans - balance sheet loans: transitional properties, 3 to 5 year, floating rate over LIBOR, origination & exit fee, approximate floor rates 4.75% - 7.0%
Conduit loans - for sale loans: stable properties, 5 to 10 year, fixed rate, approximate coupon range
4.50% - 5.50%
Mezzanine loans - balance sheet loans: stable properties, floating rate, origination fees, approximate coupon: 10.00% -12.00%
Funding Sources
Warehouse providers
Bridge loans: Citibank, Column Financial (Credit Suisse AG affiliate), UBS Real Estate
Securities, Inc.
Conduit loans: Barclays, Citibank - sell loans into third-party securitizations
RAIT’s balance sheet
Securitizations - RAIT 2013-FL1 - $135 million floating rate securitization; RAIT 2014-FL2 -
$196 million floating rate securitization
Capital markets

Commercial Real Estate Lender

Growth in loan originations
Loan repayments and sales
Average quarterly commercial loan (bridge and mezzanine) repayments of $42.8 million for the six-months ended June 30, 2014
Average quarterly conduit loan sales of $59.7 million for the six-months ended June 30,
2014
As of  June 30, 2014
$471
$376
$603
$55
6/30/2014
FY 2013
FY 2012 FY 2011
$700
$600
$500
$400
$300
$200
$100
$0
($ in millions)
Conduit Loans
Bridge Loans
Mezzanine Loans

CRE Loan Portfolio Statistics

Loan Portfolio Statistics
As of June 30, 2014 unless otherwise Indicated ($ in 000s)
(1)  Based on book value at 6/30/2014.
Office
41%
Multi-family
18%
Retail
29%
Other
13%
Central
38%
Mid Atlantic
28%
Southeast
19%
West
10%
Northeast
5%
Book Value
Average
Coupon Range of Maturities
Number of
Loans Key Statistics Q2 2014 Q4 2013
Commercial Real Estate (CRE) Loans CRE Non-accrual loans $30,269 $37,073
Commercial mortgages $1,003,051 6.0% Aug. 2014 to Jul. 2044 85 % change (18)%
Mezzanine loans 260,320 9.5 % Sep. 2014 to Jan. 2029 80 Reserve for losses 15,336 22,955
Preferred equity interests 41, 721 7.7 % May 2015 to Aug. 2025 10 % change
Total CRE Loans $1,305,092 6.8% 175 Provision for losses 1,000 1,500
Other loans 20,204 2.8 % Oct. 2016 1 % change
Total investments in loans
$1,325,296 6.7% 176
By Geographic Region (1)
(33)%
(33)%
Weighted -
By Property Type (1)

Commercial Real Estate Owner

(1) Includes nineteen apartment buildings totaling $343.5 million owned by IRT as of June 30, 2014. At July 21, 2014, RAIT owned 28.2% of IRT’s outstanding common stock.
.
1
Directly owned real estate portfolio
Strategy to maximize value over time through professional management, increasing occupancy and higher rental rates
Opportunistic acquisitions
Provides stability to asset mix and hedges against inflation
$1.3 billion of CRE properties at June 30, 2014
Portfolio is internally managed
Acquire well located apartment buildings in secondary markets via Independence Realty
Trust, Inc. (“IRT”) (NYSE MKT: IRT)
IRT owned 19 properties totaling $343.5 million at June 30, 2014
Consolidated by RAIT and externally managed by RAIT subsidiary
RAIT owns approximately 7.3 million shares of IRT common stock (approximately
28.2% of the outstanding common stock)
IRT utilizes RAIT’s relationships, broker-network & relationships; off-market transactions

Directly Owned Commercial Real Estate Portfolio
Statistics

Investments in Real Estate Property Types
(a)
Investments in Real Estate Geographic U.S. Regions
(a)
(a) Based on book value of properties owned as of  June 30, 2014.
.
Retail
6%
Other
4%
Office
21%
Multi-family
69%
Southeast
23%
Mid-Atlantic
5%
West
26%
Central
46%

Directly Owned Commercial Real Estate Portfolio
Statistics

Net Real Estate Operating Income
(a)
(b)
(c)
(d)
Improved Occupancy and Net Operating Income
As of June 30, 2014 unless otherwise Indicated ($ in 000s)
Average Effective Rent (b)
Investments
in Real
Estate
Quantity
Number of
Properties
Average Physical Occupancy
6/30/2014 6/30/2013
Multi-family real estate properties
(a)
$957,858 12,388 units 47 92.8% 92.6%
Office real estate properties 322,477 2,248,321 sq. ft. 13 74.3% 74.3%
Retail real estate properties 84,088 1,420,909 sq. ft. 4 67.5% 68.7%
Parcels of land
50,097
21.9 acres
10
Total
$1,414,520
74
Property Type
Q2 2014 Q2 2013
% Increase
Multi-family
(c) $799 $743 8%
Office
(d) 20.10 18.77 7%
Retail
(d) 12.5 11.78 6%
Average effective rent is rent per square foot per year.
Average effective rent is rent  per unit per month.
Average monthly effective rent represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.  Based on properties owned as of June 30, 2014.
Includes nineteen apartment buildings owned by IRT with 5,342 units and a book value of $343.5 million as of  June 30, 2014. At August 5, 2014, RAIT owned 28.2% of IRT’s outstanding common stock.
Q2 2014 Q2 2013
Rental income $39,214 $27,858
Real estate operating expenses 19,690 14,911
Net Real Estate Operating Income $19,524 $12,947
NOI growth 51%

RAIT
Residential

RAIT
Commercial

URBAN
RETAIL PROPERTIES, LLC

RAIT
Financial Trust

Asset and Property Manager

Asset & Property Management
$5.3 billion of AUM
Management fees
Manage approximately $2.6 billion of commercial real estate assets, $1.5 billion of U.S.
real estate debt securities and property manage $1.2 billion of commercial real estate for third parties
S&P & Morningstar rated primary and special CRE loan servicer
Multi-family focused
Office focused
Retail focused
54 properties - 12,683 units
17 states
3.0 million square feet
13 states
63 properties – 18.2 million square feet
25 states
Property management fees - RAIT, IRT and 3
rd
party opportunities

Common Dividend History - Since 2011
CAGR (a) 44%
$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
$0.06
$0.06
$0.06
$0.08
$0.08
$0.09
$0.10
$0.12
$0.13
$0.15
$0.16
$0.17
$0.18
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

RAIT Financial Trust

RAS Dividend History – Since 2011 13 Stable and steady dividend (a) Compound Annual Growth Rate

2014 Projected Cash Available for Distribution
(1)

Reconciliation of RAIT Annualized Projected Cash Available for Distribution ("CAD")
(dollars in millions, except per share data)
2014 Annualized Projected CAD
(2)
Net Income (loss) allocable to common shares
(3)
22.1 $    - 28.1 $
Adjustments:
Depreciation, amortization expense and other items 78.6 - 78.6
Taberna VIII and Taberna IX securitizations, net effect (28.2) - (28.2)
Loan origination fees 5.6 - 7.6
CAD 78.1 $    - 86.1 $
CAD per share
(4)
0.97 $    - 1.07 $
(1)
Please see slide 17 for CAD definition.
(2) Constitutes forward-looking information. Actual full 2014 projected net income, cash available for distribution and each individual line item presented herein could vary significantly from the projections presented. Net income, CAD and each such item may fluctuate based upon a variety of factors, including, but not limited to, the timing and amount of investments, repayments and asset sales, capital raised, use of leverage, changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally. CAD per share does not take into account any potential dilution from our outstanding convertible senior notes or warrants or equity compensation. The above projections assume for 2014: gross loan originations of
$900 million to $1.25 billion; Investment portfolios do not experience significant loan repayments; RAIT’s property portfolio performs at historical levels; and RAIT continues to receive its securitization collateral management and property management fees.
(3) Represents projected net income (loss) allocable to common shares for 2014 excluding the changes in fair value of financial instruments. For the six-months ended June 30, 2014, changes in fair value of financial instruments was a loss of $63.5 million and net income allocable to common shares was a loss of $40.2 million.
(4)
Based on 80,636,895 weighted-average shares outstanding-diluted for the six-month period ended June 30, 2014.

RAIT Highlights & Goals

Growth & stability through a multi-strategy approach
Utilizing RAIT’s core, integrated, real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Growing revenue through accretive capital deployment
Focus on bridge and conduit loans
Creating value in RAIT’s portfolio of owned real estate through increasing rental and occupancy rates while managing operating costs through RAIT’s property managers
Growing IRT’s portfolio of apartment properties
Expanding and maintaining our sources of liquidity
Maintaining a strong pipeline of investment opportunities
Delivering stable and growing dividends

16 Appendix

(All $ in 000s except per share numbers)

	For the Three-Month Period Ended June 30,				For the Six-Month Period Ended June 30,			
	2014		2013		2014		2013	
	Amount	Per Share (2)	Amount	Per Share (3)	Amount	Per Share (2)	Amount	Per Share (3)
Cash Available for Distribution:								
Net income (loss) allocable to common shares	$(25,650)	$ (0.31)	$(65,877)	$(0.94)	$(40,237)	$ (0.50)	$(156,409)	$(2.40)
Adjustments:								
Depreciation and amortization expense	13,441	0.16	8,618	0.12	25,483	0.32	17,188	0.26
Change in fair value of financial instruments	25,071	0.32	76,020	1.09	49,210	0.61	175,777	2.69
(Gains) losses on assets	7,599	0.09	(224)	0.00	5,375	0.07	(221)	0.00
(Gains) losses on extinguishment of debt	-	-	-	-	(2,421)	(0.03)	-	-
Taberna VIII and Taberna IX securitizations, net effect	(7,028)	(0.09)	(9,526)	(0.14)	(14,088)	(0.18)	(18,002)	(0.28)
Straight-line rental adjustments	24	0.00	(678)	(0.01)	(91)	0.00	(966)	(0.01)
Share-based compensation	1,180	0.01	743	0.01	2,629	0.03	1,466	0.02
Origination fees and other deferred items	5,181	0.06	2,300	0.03	9,732	0.12	2,978	0.05
Provision for losses	1,000	0.01	500	0.01	2,000	0.03	1,000	0.02
Noncontrolling interest effect from certain adjustments	(1,095)	(0.01)	(9)	0.00	(635)	(0.01)	(9)	0.00
Cash Available for Distribution	$19,723	$0.24	$11,867	$0.17	$36,957	$0.46	$22,802	$0.35

(1) Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect from our consolidation of the legacy Taberna securitizations. We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including, depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments, including such changes reflected in our consolidated Taberna securitizations; net interest income from consolidated Taberna securitizations; realized gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-recurring items. CAD should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

(2) Based on 81,778,947 and 80,636,895 weighted-average shares outstanding-diluted for the three-month period and six-month period ended June 30, 2014.

(3) Based on 69,757,807and 65,086,432 weighted-average shares outstanding-diluted for the three-month period and six-month period ended June 30, 2013.

RAIT Financial Trust

Cash Available for Distribution (1) 17

Unsecured Recourse Debt Maturities and Redemption Dates
(in 000s)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$-
$-
$34,066
$-
$141,750
$70,000
$-
$-
$-
$-
$60,000
$43,771
2014 (1)
2015 (1)
2016 (2)
2017 (3)
2018 (2) (3)
2019 (3)
2020
2021
2022
2023
2024 (4)
Thereafter

RAIT Financial Trust

Unsecured Recourse Debt Summary

No corporate, unsecured, recourse debt maturities until April 2016
As of June 30, 2014
(1)
Excludes $76.9  million of secured debt outstanding under RAIT’s CMBS and commercial mortgage facilities with  contractual maturities in 2015 & 2016.
(2)
Assumes full exercise of holders’ 7.0% & 4.0% convertible senior notes redemption right in April 2016  and October 2018, respectively, and excludes $12.1 million outstanding under secured credit facilities with contractual maturities in 2016 related to Independence Realty Trust, Inc.
(3)
Includes $70.0 million of senior unsecured notes issued in August 2014. Excludes $82.0 million of outstanding senior secured notes issued by us which are eliminated in consolidation with contractual maturities ranging from 2017 to 2019.
(4)
Includes $60.0 million of senior unsecured notes issued in April 2014.

As of or For the Three-Month Periods Ended				
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Financial Statistics:					
Total revenue	$ 73,256	$ 67,308	$ 67,607	$ 62,395	$ 58,622
Earnings (loss) per share, diluted	$ (0.31)	$ (0.18)	$ (1.90)	$ (0.24)	$ (0.94)
Cash available for distribution per share, diluted	$ 0.24	$ 0.22	$ 0.27	$ 0.23	$ 0.17
Common dividend declared per share	$ 0.18	$ 0.17	$ 0.16	$ 0.15	$ 0.13
Assets under management	$ 5,266,296	$ 5,119,805	$ 3,595,530	$ 3,567,675	$ 3,616,009
Funds from operations per share, diluted	$ (0.20)	$ (0.07)	$ (1.74)	$ (0.12)	$ (0.81)
Commercial Real Estate ("CRE") Loan Portfolio (a):					
Reported CRE Loans—unpaid principal	$ 1,325,748	$ 1,228,452	$ 1,115,949	$ 1,103,272	$ 1,154,306
Non-accrual loans—unpaid principal	$ 30,269	$ 28,019	$ 37,073	$ 45,337	$ 65,597
Non-accrual loans as a % of reported loans	2.3%	2.3%	3.3%	4.1%	5.7%
Reserve for losses	$ 15,336	$ 14,279	$ 22,955	$ 23,317	$ 24,222
Reserves as a % of non-accrual loans	50.7%	51.0%	61.9%	51.4%	36.9%
Provision for losses	$ 1,000	$ 1,000	$ 1,500	$ 500	$ 500
CRE Property Portfolio:					
Reported investments in real estate, net (b)	$ 1,268,769	$ 1,205,995	$ 1,004,186	$ 986,296	$ 949,649
Net operating income	$ 19,524	$ 17,093	$ 13,919	$ 13,712	$ 12,947
Number of properties owned (b)	74	71	62	61	60
Multifamily units owned (b)	12,388	12,014	9,372	8,940	8,535
Office square feet owned	2,248,321	2,097,022	2,009,852	2,015,524	2,015,576
Retail square feet owned	1,420,909	1,420,909	1,421,059	1,421,059	1,421,059
Acres of land owned	21.92	21.92	21.92	21.92	21.92
Average physical occupancy data:					
Multifamily properties	92.8%	93.3%	92.2%	92.5%	92.6%
Office properties	74.3%	74.8%	75.6%	74.1%	74.3%
Retail properties	67.5%	66.6%	69.0%	68.9%	68.7%
Average effective rent per unit/square foot (c)					
Multifamily (d)	$ 799	$ 767	$ 763	$ 761	$ 743
Office (e)	$ 20.10	$ 18.70	$ 18.40	$ 19.45	$ 18.77
Retail (e)	$ 12.50	$ 12.44	$ 12.11	$ 12.05	$ 11.78

RAIT Financial Trust

(All $ in 000s except per share numbers)
(a) CRE Loan Portfolio includes commercial mortgages, mezzanine loans, and preferred equity interests only and does not include other loans.
(b) Includes 19 apartment properties owned by IRT with 5,342 units and a book value of $343.5 million as of June 30, 2014.
(c) Based on properties owned as of June 30, 2014.
(d) Average effective rent is rent per unit per month.
(e) Average effective rent is rent per square foot per year.
Key Statistics – 6.30.2014

(All $ in 000s except per share numbers)

	For the Three-Month Periods Ended June 30		For the Six-Month Periods Ended June 30	
	2014	2013	2014	2013
Revenue:				
Investment interest income	$ 34,646	$ 31,256	$ 69,609	$ 62,536
Investment interest expense	(7,523)	(7,278)	(14,706)	(14,761)
Net interest margin	27,123	23,978	54,903	47,775
Rental income	39,214	27,858	74,390	55,027
Fee and other income	6,919	6,786	11,271	14,071
Total revenue	73,256	58,622	140,564	116,873
Expenses:				
Interest expense	13,241	9,978	24,846	19,644
Real estate operating expense	19,690	14,911	37,773	29,321
Compensation expense	7,376	6,337	15,931	13,284
General and administrative expense	4,874	3,562	9,075	7,338
Provision for losses	1,000	500	2,000	1,000
Depreciation and amortization expense	13,441	8,618	25,483	17,188
Total expenses	59,622	43,906	115,108	87,775
Operating Income	13,634	14,716	25,456	29,098
Other income (expense)	5	69	15	145
Gains (losses) on assets	(7,599)	224	(5,375)	221
Gains (losses) on extinguishment of debt	0	—	2,421	—
Change in fair value of financial instruments	(25,071)	(76,020)	(49,210)	(175,777)
Income (loss) before taxes	(19,031)	(61,011)	(26,693)	(146,313)
Income tax benefit (provision)	21	673	260	634
Net income (loss)	(19,010)	(60,338)	(26,433)	(145,679)
(Income) loss allocated to preferred shares	(7,415)	(5,589)	(13,221)	(10,807)
(Income) loss allocated to noncontrolling interests	775	50	(583)	77
Net income (loss) allocable to common shares	$ (25,650)	$ (65,877)	$ (40,237)	$ (156,409)
Earnings (loss) per share—Basic:				
Earnings (loss) per share—Basic	$ (0.31)	$ (0.94)	$ (0.50)	$ (2.40)
Weighted-average shares outstanding—Basic	81,778,947	69,757,807	80,636,895	65,086,432
Earnings (loss) per share—Diluted:				
Earnings (loss) per share—Diluted	$ (0.31)	$ (0.94)	$ (0.50)	$ (2.40)
Weighted-average shares outstanding—Diluted	81,778,947	69,757,807	80,636,895	65,086,432

RAIT Financial Trust

RAIT Income Statement 20

(All $ in 000s except per share numbers)

	As of June 30, 2014	As of December 31, 2013
Assets		
Investments in mortgages and loans, at amortized cost:		
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$ 1,323,677	$ 1,122,377
Allowance for losses	(15,336)	(22,955)
Total investments in mortgages and loans	1,308,341	1,099,422
Investments in real estate, net of accumulated depreciation of $145,751 and $127,745, respectively	1,268,769	1,004,186
Investments in securities and security-related receivables, at fair value	574,178	567,302
Cash and cash equivalents	75,079	88,847
Restricted cash	102,189	121,589
Accrued interest receivable	52,857	48,324
Other assets	72,165	57,081
Deferred financing costs, net of accumulated amortization of $21,484 and $17,768, respectively	22,469	18,932
Intangible assets, net of accumulated amortization of $8,960 and $4,564, respectively	23,100	21,554
Total assets	**$ 3,499,147**	**$ 3,027,237**
Liabilities and Equity		
Indebtedness ($425,927 and $389,146 at fair value, respectively)	$ 2,417,170	$ 2,086,401
Accrued interest payable	31,177	26,936
Accounts payable and accrued expenses	28,683	32,447
Derivative liabilities	95,974	113,331
Deferred taxes, borrowers' escrows and other liabilities	128,665	79,462
Total liabilities	**2,701,669**	**2,338,577**
Series D cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized, 4,000,000 and 2,600,000 shares issued and outstanding, respectively	74,723	52,970
Equity:		
Shareholders' equity:		
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;		
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 8,069,288 and 4,760,000 shares authorized, respectively, 4,069,288 shares issued and outstanding	41	41
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,300,000 shares authorized, 2,288,465 shares issued and outstanding	23	23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 3,600,000 shares authorized, 1,640,100 shares issued and outstanding	17	17
Series E cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized	0	0
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 82,507,410 and 71,447,437 issued and outstanding, respectively, including 541,825 and 369,500 unvested restricted common share awards, respectively	2,474	2,143
Additional paid in capital	2,007,593	1,920,455
Accumulated other comprehensive income (loss)	(50,226)	(63,810)
Retained earnings (deficit)	(1,326,186)	(1,257,306)
Total shareholders' equity	633,736	601,563
Noncontrolling interests	89,019	34,127
Total equity	**722,755**	**635,690**
Total liabilities and equity	**$ 3,499,147**	**$ 3,027,237**

RAIT Financial Trust

RAIT Balance Sheet 21

Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business.  Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees.  Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
Based on 82,507,410 common shares outstanding as of June 30, 2014.
Based on 4,069,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of June 30, 2014, all of which have a liquidation preference of $25.00 per share.
Adjusted Book Value
(1)

(1)
(2)
(3)
(All $ in 000s except per share numbers)

As of June 30, 2014

Amount

Per Share (2)

Total shareholders’ equity ................................................  $ 633,736  $ 7.68
Liquidation value of preferred shares characterized as equity(2) (199,946) (2.42)
Book value ........................................................................  433,790  5.26
Adjustments:

Taberna VIII and Taberna IX securitizations, net effect (187,864) (2.29)
RAIT I and RAIT II derivative liabilities .....................
31,102  0.38
Change in fair value for warrants and investor SARs 18,820  0.23
Accumulated depreciation and amortization .........  183,932  2.23
Valuation of recurring collateral and property management fees 57,479  0.70
Total adjustments .............................................................  103,469  1.25
Adjusted book value .........................................................  $ 537,259  $ 6.51